

PLUMAS BANCORP

INVESTOR PRESENTATION

PLUMAS BANCORP

Forward Looking Statements Disclaimer



Donner Lake

Forward-looking statements are based on management's knowledge and belief as of today and include information concerning Plumas Bancorp's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. For a discussion of factors which could cause results to differ, please see Plumas Bancorp's reports on Forms 10-K and 10-Q as filed with the Securities and Exchange Commission and the Company's press releases. Readers should not place undue reliance on the forward-looking statements, which reflect management's view only as of the date hereof. Plumas Bancorp undertakes no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.





Who We Are

PLUMAS BANCORP



Plumas Bank Administration Building, Quincy

Overview

NASDAQ Symbol: PLBC

Total Assets: $745 million

Headquartered: Quincy, CA

Bank Branches: 12

Year Established: 1980

PLUMAS BANCORP



PLUMAS BANCORP

Management Team



Quincy

Andrew Ryback



President & CEO
Years at Plumas Bank – 16

B.J. North



EVP Chief Banking Officer
Years at Plumas Bank - 9

Kerry Wilson



EVP Chief Credit Officer & Agriculture Lending
Years at Plumas Bank - 20

Richard Belstock



EVP Chief Financial Officer
Years at Plumas Bank – 11


Patterson Lake

The Big Picture



Calpine Meadow

- Growth of 10% in 2017
- Net Interest Income Expansion of $3.9 million
- Net Interest Margin Improved to 4.41% vs. Bank Peers at 4.02%*

* Average of CA Banks $500M-$1B at 9/30/17

PLUMAS BANCORP



Net Income
Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$3,431
$4,738
$5,818
$7,474
$8,189
2013
2014
2015
2016
2017



Burney Falls

- Non-Interest Income streams comprised primarily of:
  - Service Charges on Deposit Accounts
  - Gains of Sale of SBA Loans
  - Loan Servicing Fees

PLUMAS BANCORP

NON-INTEREST INCOME



Thousands
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
2013
2014
2015
2016
2017
$3,912
$1,399
$323
$1,008
$4,108
$1,396
$502
$1,309
$3,954
$1,942
$562
$1,257
$4,031
$1,770
$642
$1,209
$4,454
$2,039
$731
$1,056
Srvc Chrgs on Dpst Accnts
Gain on Sale of SBA 7a Loans
Loan Srvc Fees
Other Income



Spanish Creek

- ROE increased to 13.6% in 2017
- Improved Earnings
- Efficient use of Capital

PLUMAS BANCORP

Return on Average Common Equity



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2012
2013
2014
2015
2016
2017
4.6%
8.4%
10.8%
11.6%
13.5%
13.6%
7.2%
8.3%
8.5%
8.2%
7.6%
7.7%*
Plumas Bank
CA Banks $500M-$1B

*Peer 2017 ROE is as of 9/30/17



Lake Almanor

- Stock Price has increased six-fold in the last 5 years
- Attributable to:
  - Earnings Growth
  - Asset Quality Improvement
  - Expense Management
  - Capital Management
  - Expansion Opportunities
  - Reestablishment of Semi-Annual Dividend

PLUMAS BANCORP



Stock Price to Earnings per Share
20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12.7
12.3
16.3
16.1
18.3
8.3
8.4
7.5
12.9
14.7
Plumas Bancorp
CA Banks $500M-$1B



Mount Shasta

Deposits and Loans

Deposit Trends and Current Composition

RECORD LEVEL OF DEPOSITS

ALL CORE, NO BROKERED DEPOSITS


$700
$600
$500
$400
$300
$200
$100
$0
Millions
$449
$468
$527
$582
$663
2013
2014
2015
2016
2017

AVERAGE INTEREST BEARING DEPOSITS RATE IS 0.16%


Time 7%
Savings 26%
Non-Interest Bearing 43%
Money Market 9%
NOW 15%

PLUMAS BANCORP

Loan Trends and Current Composition

RECORD LEVEL OF LOAN BALANCES

PORTFOLIO AVERAGE YIELD 5.47%



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
$339
$370
$401
$461
$487
2013
2014
2015
2016
2017

DIVERSIFIED, GROWING LOAN PORTFOLIO

75% OF PORTFOLIO BALANCE IS VARIABLE RATE



RE/SFR 3%
Construction 5%
Commercial 8%
Consumer Equity Lines 9%
Agricultural 12%
Indirect Auto 13%
CRE/Owner 22%
CRE/Investor 27%

Diversification of Commercial Real Estate Loans by Property Type

PLUMAS BANCORP



60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
-
Mixed Commercial
Hospitality
Multi-Family
Office
Mixed Commercial & Residential
Other General Purpose
Retail
Gas Stations w/ Convenience Store
Residential
Other Special Purpose
Assisted Living Facility
Gaming
Restaurants
Other Medical Facilities
Mini Storage
Industrial
Other

Geographic Distribution of Commercial Real Estate Loans

PLUMAS BANCORP

CALIFORNIA ECONOMIC REGIONS



CRE DISTRIBUTION BY REGION

25% - Northern California

24% - Northern Sacramento Valley

16% - Northern Nevada

15% - Greater Sacramento

7% - Bay Area

6% - Southern California

3% - Central Coast

2% - San Joaquin Valley

1% - Oregon

1% - Washington, Central Sierra, Southern Boarder & Arizona

PLUMAS BANCORP



Modoc County

- Financial Highlights
- Deferred Tax Asset Revaluation Impact
- Recent Expansion

Financial Recap

PLUMAS BANCORP

2017 Financial Highlights



Reno, NV

Dollars except EPS in thousands	12/31/2017	12/31/2016	Change	% Change
Assets	$ 745,427	$ 657,975	$ 87,452	13%
Deposits	$ 662,657	$ 582,353	$ 80,304	14%
Loans	$ 486,634	$ 461,123	$ 25,511	6%
Net Income	$ 8,189	$ 7,474	$ 715	10%
Income before tax	$ 15,505	$ 12,233	$ 3,272	27%
Net Interest Income	$ 27,936	$ 24,077	$ 3,859	16%
Net Interest Margin	4.35%	4.21%	0.14%	3%
ROAA	1.18%	1.20%	0.02%	2%
ROAE	15.4%	16.1%	0.7%	5%
Diluted EPS	$ 1.58	$ 1.47	$ 0.11	7%

2017 Financial Highlights
(excluding $1.4 million revaluation of deferred tax assets)



Feather River Canyon

Dollars except EPS in thousands	12/31/2017	12/31/2016	Change	% Change
Net Income	$ 9,608	$ 7,474	$ 2,134	29%
Income before tax	$ 15,505	$ 12,233	$ 3,272	27%
Net Interest Income	$ 27,936	$ 24,077	$ 3,859	16%
Net Interest Margin	4.35%	4.21%	0.14%	3%
ROAA	1.38%	1.20%	0.18%	15%
ROAE	18.0%	16.1%	1.9%	12%
Diluted EPS	$ 1.85	$ 1.47	$ 0.38	26%



Rainbow Bridge, Donner Summit

Recent Expansion Strategy

PLUMAS BANCORP


Apr '16 Opened LPO in Klamath Falls
Jul '15 Purchased Rabo Bank's Redding Branch
May '14 Opened LPO in Chico
Dec '15 Opened Reno Branch
Jun '07 Opened SBA LPO in Auburn



Sierra Valley

Challenges

- Loan Pricing Discipline
- Regulations Impacting Consumer Lending
- Cybersecurity

PLUMAS BANCORP

Strengths

- Stable Management Team
- Strong Core Deposits
- Diversified Loan Portfolio
- Strong Net Interest Margin
- Non-Interest Income Streams
- Capital Management